   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 1998.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     AMERICAN BANKERS INSURANCE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                      AMERICAN INTERNATIONAL GROUP, INC.
--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No Fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

     On February 23, 1998, American International Group, Inc. issued the following Press Release. Also attached are the materials described in the Press Release.


                       [AIG LOGO] AMERICAN INTERNATIONAL GROUP, INC.
                                  70 Pine Street New York, NY 10270


NEWS

Contact:        Joe Norton
                Director of Public Relations
                212/770-3144




             AIG SUPPORTS ACTIONS OF ARIZONA ATTORNEY GENERAL AND
             ----------------------------------------------------
                   INSURANCE DEPARTMENT CONCERNING CENDANT
                   ---------------------------------------

NEW YORK, February 23, 1998 - American International Group,Inc. (AIG) today announced that the Arizona Attorney General's office advised Cendant Corporation that Cendant would be in violation of Arizona law if it proceeded to vote proxies being solicited by Cendant with regard to the proposed merger between AIG and American Bankers Insurance Group, Inc. (ABIG), without receiving prior Form A approval. A violation will occur if such proxies meet or exceed ten percent of ABIG's outstanding shares, The Attorney General also stated that the failure to obtain prior approval would constitute a Class 1 Misdemeanor.

        The Arizona Department of Insurance, in response to a motion by Cendant, also asserted that Cendant's application for expedited review of its Form A Application and its motion to have its hearing consolidated with AIG'S hearing should be denied, saying there was no public interest to be served by simultaneous consideration of the two proceedings.

        AIG is pleased that the Arizona authorities have taken these actions, which are supportive of the position taken by AIG on these issues.




                              #         #       #

        AIG is the leading U.S.-based international insurance organization and among the largest underwriters of commercial and industrial insurance in the United States. Its member companies write property, casualty, marine, life and financial services insurance in approximately 130 countries and jurisdictions, and are engaged in a range of financial services businesses. American International Group, Inc.'s common stock is listed on the New York Stock Exchange, as well as the stock exchanges in London, Paris, Switzerland and Tokyo.

                            [STATE OF ARIZONA SEAL]

                                STATE OF ARIZONA

                         OFFICE OF THE ATTORNEY GENERAL

GRANT WOODS                                                 MAIN PHONE: 542-5025
ATTORNEY GENERAL             1275 WEST WASHINGTON,          TELECOPIER: 542-4085
                               PHOENIX 85007-2925
February 19, 1998


VIA FACSIMILE AND U.S. MAIL

Howard Ross Cabot, Esq.
BROWN & BAIN, P.A.
2901 North Central Avenue
P.O. BOX 400
Phoenix, Arizona 85001-0400

RE:   Cendant Corporation's Proxy Solicitation

Dear Mr. Cabot:

The Arizona Department of Insurance has been provided and has reviewed a copy of Cendant Corporation's ("Cendant") "Solicitation of Proxies in Opposition to the Proposed Merger of American Bankers Insurance Group, Inc. and American International Group, Inc." Please be advised that to the extent of its impact upon the acquisition of control of the Arizona domiciled subsidiaries of ABIG we believe the proxy solicitation will constitute an agreement to acquire control of an insurer, within the meaning of A.R.S. Sections 20-481(3) and 20-481.02(A), in the event Cendant obtains proxies which provide it with the power to vote 10% or more of ABIG's voting stock. At that time, if Cendant's voting power meets or exceeds the 10% threshold, the proxy solicitation will be deemed to be an agreement to acquire control of a domestic insurer or a person who controls a domestic insurer, and the filing and approval of a Form A from Cendant will be required prior to effectuation of the agreement (i.e., voting of the proxies).

To the extent of its impact upon the acquisition of control of the Arizona domiciled subsidiaries of ABIG, there are significant ramifications for Cendant if the proxy solicitation ultimately constitutes an agreement and Cendant proceeds to vote the proxies without Form A approval. The proxies will not be effective as a matter of law, pursuant to A.R.S. Section 20-481.02(D). The proxies may not be counted for quorum purposes at the shareholders' meetings nor may they be voted, pursuant to A.R.S. Section 20-481.29(B). The failure to obtain Form A approval will be deemed a violation of A.R.S. Section 20-481, et seq., and will constitute a Class I misdemeanor. A.R.S. Sections 20-481.23(1) and 20-481.26(D). Additionally, there are provisions for injunctive and equitable

Howard Ross Cabot, Esq.
February 19, 1998
Page 2


relief sequestration of the affected securities, monetary penalties, and administrative disciplinary action and special action relief. A.R.S. Sections 20-481.26, 20-481.28, and 20-481.30.

The Department requests a response to this advisory, which may be directed to me, by no later than February 25, 1998. Thank you in anticipation of your cooperation.

Sincerely,

/s/ Michael J. De La Cruz
------------------------------
MICHAEL J. DE LA CRUZ
Assistant Attorney General
Consumer Protection & Advocacy Section
Telephone: (602) 542-7722
Facsimile: (602) 542-4377


cc: Robert J. Sullivan, Esq.
    Jeremy E. Butler, Esq.
    Charles R. Cohen, Deputy Director
    Gary A. Torticill, Assistant Director


MJD/0717696
CPA98-022

GRANT WOODS, Attorney General
Michael J. De La Cruz, #016161
Assistant Attorney General
Consumer Protection & Advocacy Section
Department of Law Building, Room 259
1275 West Washington Street
Phoenix, Arizona 85007
Telephone: (602) 542-7722
Facsimile: (602) 542-4377


                    IN THE OFFICE OF ADMINISTRATIVE HEARINGS

In the Matter of:                            No. 97A-237-INS

THE ACQUISITION OF CONTROL OF                DEPARTMENT'S RESPONSE TO
OR MERGER WITH A DOMESTIC INSURER            CENDANT CORPORATION'S
(FORM A) OF AMERICAN INTERNATIONAL           REQUEST FOR EXPEDITED
GROUP, INC., A DELAWARE CORPORATION          REVIEW OF ITS FORM A AND
AND AIGF, A FLORIDA CORPORATION,             PETITION TO DEFER HEARING
RELATING TO CONDEAUX LIFE INSURANCE          AND TO INTERVENE AND TO
COMPANY AND AMERICAN RELIABLE                CONSOLIDATE WITH RELATED
INSURANCE GROUP, INC.                        PROCEEDING


     The Arizona Department of Insurance (the "Department"), by and through undersigned counsel, hereby submits a response to both the "Petition of Cendant Corporation and Season Acquisition Corp. to Defer Hearing and Intervene and to Consolidate with Related Proceeding" ("Cendant's Motion") dated February 11, 1998, and Cendant's Request for Expedited Review of its Form A dated February 12, 1998.

     The Department opposes both Cendant's request to continue this matter and to have it consolidated with Cendant's pending Form A proceeding, but does not oppose Cendant's participation in the instant proceeding to the extent its interests may be affected. The Department does not object to an order recommending the public disclosure of American International Group, Inc.'s Form A Application provided the procedural requirements of A.R.S. Section 20-481.21 are satisfied. This Response is more fully supported by the following Memorandum of Points and Authorities.

                      MEMORANDUM OF POINTS AND AUTHORITIES
                      ------------------------------------

I.   INTRODUCTION
     ------------

     The instant proceeding arises out of the application of American International Group, Inc. and AIGF, Inc. (collectively, "AIG") to acquire control of American Bankers Insurance Group, Inc. ("American Bankers"), a Florida insurer, and thereby to acquire control of American Bankers' Arizona domiciled subsidiaries, American Reliable Insurance Group and Condeaux Life Insurance Company. Cendant has also filed a Form A Application with the Department seeking Form A approval to acquire control of American Bankers. However, Cendant's Form A Application is still undergoing the Department's review, and has not been set for hearing.

     The Department's role in the instant matter is to assure the AIG acquisition is not contrary to the public interest according to the factors set forth in A.R.S. Section 20-481.07(A). The Department's role does not extend to the exercise of business judgment on behalf of American Bankers. Therefore, in the context of competing offers, it is not the Department's role to make a determination as to whether one proposed transaction is superior to another. Whether a particular proposed transaction is consummated is ultimately for the shareholders of American Bankers to determine.

II.  ARGUMENT
     --------

     A.   Cendant's Request for Expedited Review of its Form A Application.
          -----------------------------------------------------------------

     On February 12, 1998, the Department received from Cendant a request for expedited review of its Form A Application and the scheduling of a hearing thereon to be held on the same date as AIG's Form A hearing or sooner. The Department is expediting its review of Cendant's Form A Application to the fullest extent practicable. The Department intends on completing its review and setting a Form A hearing as expeditiously as possible provided the Form A Application is complete.

When it is appropriate to set a hearing on the Cendant Form A, the setting of a specific hearing date will be determined by the Office of Administrative Hearings, not the Department, and should comply with the applicable statutory time frame pursuant to A.R.S. Section 20-481.07(B).

     Again, the Department views the Cendant Form A as a separate request for regulatory approval of a separate (albeit competing) transaction, and sees no public interest to be served by ensuring it is heard simultaneously with, or earlier than, the AIG Form A. Though there may be business and strategic considerations in play relative to the timing of the regulatory Form A approvals, those are not the concern of the Department.

     B.   AIG's Form A Proceeding Should Not Be Consolidated with Cendant's
          -----------------------------------------------------------------
          Pending Form A Application.
          ---------------------------

     The Department opposes Cendant's request to consolidate the instant matter with Cendant's Form A. The Department is still reviewing Cendant's Form A and it will be set for hearing in due course. The Department reviews each Form A Application individually, on its independent merits to determine if it satisfies the requirements of 20-481, et seq. Regulatory approval is simply a condition precedent that each offeror must satisfy to consummate a transaction with American Bankers.

     Simultaneous consideration of the two proceedings would not further any public interest. Rather, if this tribunal consolidates the two Form A hearings, it may introduce issues and evidence far exceeding the appropriate scope of the AIG Form A hearing. The pending matter involves AIG's Form A Application, not Cendant's Form A Application. The purpose of this hearing is not to engage in a comparison of the two.

     C. THE DEPARTMENT OPPOSES CENDANT'S REQUEST TO CONTINUE THE INSTANT MATTER.
        ------------------------------------------------------------------------

     Cendant's request to continue this matter should be denied. A.R.S. Section 20-481.07(B) requires that a Form A hearing "shall" be held within 30 days after the Form A Application is filed with the Department. Pursuant to this clear and unambiguous statutory language, AIG's Form A hearing should not be continued. Rather, the hearing must be held within 30 days of the Department's receipt of AIG's complete Form A Application. There does not appear to be any discretion to vary this timeline.

     D. CENDANT'S REQUEST TO "INTERVENE" IN THIS PROCEEDING.
        ----------------------------------------------------

     Pursuant to A.R.S. Section 20-481.07(B), any "person whose interests may be affected" by a Form A hearing "shall have the right to present evidence, examine and cross-examine the witnesses and offer oral and written arguments at the [Form A] hearing." The Department does not believe this kind of participation is intended to be intervention as a party.

     Based on the above statutory language, the Department has no objection to Cendant's participation in the instant matter to the extent its participation relates only to AIG's Form A Application and whether such Application has met the requirements of A.R.S. Section 20-481.07. However, Cendant should not be permitted to introduce issues beyond the appropriate scope of the hearing, such as a comparison to its own offer for American Bankers. Further, Cendant should not be recognized as a full party in this matter.

     E. CENDANT'S REQUEST FOR THE EXCHANGE AND PUBLIC FILING OF THE AIG FORM A
        ----------------------------------------------------------------------
        APPLICATION AND THE CENDANT FORM A APPLICATION.
        -----------------------------------------------

     Pursuant to A.R.S. Section 20-481.21, Cendant requests that this tribunal recommend ordering the exchange and public filing of AIG's Form A Application as well as Cendant's Form A Application. The Department has no objection to the public disclosure of AIG's Form A Application provided the procedural requirements of A.R.S. Section 20-481.21 are first satisfied. However, if this tribunal recommends ordering the public disclosure of AIG's Form A Application, AIG (rather than the Department) should be ordered to provide a copy of its Form A Application to Cendant. Whether Cendant's Form A Application should be made public is not an issue in this matter. This proceeding deals exclusively with AIG's Form A.

III. CONCLUSION
     ----------

     Based on the foregoing reasons, Cendant should be allowed to participate in the instant proceeding to the extent its interests may be affected. However, this matter should neither be continued nor consolidated with Cendant's Form A. Lastly, if this tribunal recommends ordering the public disclosure of AIG's Form A Application, the procedural requirements of A.R.S. Section 20-481.21 must first be met. Also, AIG should be responsible for providing a copy of its Form A Application to Cendant, if so ordered.

     DATED this 20th day of February 1998.

                                        GRANT WOODS, Attorney General


                                        /s/ Michael J. De La Cruz
                                        ---------------------------------------
                                        Michael J. De La Cruz
                                        Assistant Attorney General
                                        Consumer Protection & Advocacy Section
                                          Attorneys for Department of Insurance

ORIGINAL of the foregoing filed
this 20th day of February 1998 with:

Honorable Lewis D. Kowal
Administrative Law Judge
Office of Administrative Hearings
1700 West Washington, Suite 602
Phoenix, AZ 85007

COPY of the foregoing faxed and mailed
this 20th day of February to:

Howard Ross Cabot, Esq.
BROWN & BAIN, P.A.
2901 North Central Ave.
P.O. Box 400
Phoenix, AZ 85001-0400

Jeremy E. Butler, Esq.
Lewis & Roca, L.L.P.
40 North Central Ave.
Phoenix, AZ 85004-4429

Philip T. Paris, Esq.
2929 North 44th St.
Suite 120
Phoenix, AZ 85018

Steven R. Henry, Esq.
LOW & CHILDERS, P.C.
2999 North 44th St.
Suite 250
Phoenix, AZ 85018

Charles R. Cohen, Deputy Director
Gary A. Torticill, Assistant Director
Department of Insurance
2910 North 44th St., Suite 210
Phoenix, AZ 85018


/s/ Francie L. Ferguson
--------------------------
17703 (CPA98-022)